Exhibit 99.1

NEWS RELEASE

FOR:	Trump Hotels & Casino Resorts, Inc. (NYSE:DJT)

CONTACT:	Scott C. Butera, Executive Vice President, Director of Corporate & Strategic Development (212) 891-1500

FOR RELEASE:	Friday, April 30, 2004 – 5 PM

TRUMP HOTELS & CASINO RESORTS

REPORTS 2004 FIRST QUARTER RESULTS

NEW YORK, NY – Trump Hotels & Casino Resorts, Inc. (“THCR” or the “Company”) (NYSE:DJT) today reported its first quarter operating results. THCR reported consolidated net revenues (defined as gross revenues less promotional allowances) for the quarter ended March 31, 2004 of $276.2 million, compared to $278.8 million for the quarter ended March 31, 2003. Consolidated income from operations for the quarter ended March 31, 2004 was $27.8 million, compared to $27.3 million for the quarter ended March 31, 2003. Consolidated net loss for the quarter ended March 31, 2004 was $48.8 million, or $1.63 per share (included in net loss is a provision for Indiana state income taxes of $19.1 million or $0.64 per share, reflecting additional Indiana state taxes for the period beginning with the commencement of gaming in 1996 through the first quarter of 2004 as a result of a recent tax court ruling to an Indiana gaming company concerning the deductibility of the Riverboat wagering tax in calculating state income taxes), compared to a net loss of $24.0 million, or $1.09 per share, net of minority interest of $5.1 million, for the quarter ended March 31, 2003. EBITDA (defined as income from operations before depreciation, amortization, non-cash CRDA write-downs, non-recurring debt renegotiation costs and corporate expenses) for the quarter ended March 31, 2004 was $56.7 million, compared to EBITDA of $56.8 million reported for the quarter ended March 31, 2003. Readers are advised that the term “EBITDA” is not a measure of financial performance under generally accepted accounting principles. The Company uses EBITDA because it believes that it is used by certain investors in measuring an entity’s operating performance. A reconciliation of EBITDA to income from operations is included in the attached schedules.

Donald J. Trump, Chairman, President and Chief Executive Officer, commented, “The Atlantic City market has become increasingly more competitive. However, the more favorable weather conditions this year helped offset the effects of this increased competition. The Trump brand is as strong as it’s ever been. The success of ‘The Apprentice’ has generated significant exposure for our Company’s largest asset, the Trump Taj Mahal. We continue to work on a recapitalization of the Company as contemplated by the proposed $400 million investment by DLJ Merchant Banking Partners III, L.P., which would help the Company reduce its expensive debt and thereby provide additional cash flow to invest back into the properties.” Scott C. Butera, Executive Vice President, Director of Corporate & Strategic Development, commented further, “We are making progress in moving this recapitalization process forward. Various stakeholders have selected legal and financial advisors to review proposals and have been engaged with the Company in constructive discussions. We look forward to providing further details on this process as soon as it’s appropriate to release such information.”

Trump Taj Mahal Associates reported net revenues of $112.7 million for the quarter ended March 31, 2004, compared to $118.5 million for the quarter ended March 31, 2003. Income from operations for the quarter ended March 31, 2004 was $12.1 million, compared to $16.0 million for the quarter ended March 31, 2003. EBITDA was $25.1 million for the quarter ended March 31, 2004, compared to $27.2 million for the quarter ended March 31, 2003. Mark A. Brown, the Company’s Chief Operating Officer, commented, “We continue to upgrade our slot product at all our properties. The Taj, and in fact all of our gaming properties, had year-over-year increases in win per position per day for their respective slot products, as a result of reconfiguring the casino floor, removing older machines and adding new cashless equipment to improve our efficiency. A majority of the $2.1 million decrease in EBITDA year-over-year was caused by the decrease in table game hold percentage, notwithstanding the fact that the Taj Mahal’s competitive landscape changed not only by the opening of the Borgata, but also by the opening of a 500-room hotel tower next door at the Showboat.”

Trump Plaza Associates reported net revenues of $65.6 million for the quarter ended March 31, 2004, compared to $70.0 million for the quarter ended March 31, 2003. Income from operations for the quarter ended March 31, 2004 was $4.5 million, compared to $7.3 million for the quarter ended March 31, 2003. EBITDA was $10.7 million for the quarter ended March 31, 2004, compared to $12.9 million for the quarter ended March 31, 2003. Mr. Brown said, “The Plaza had a similar decrease in table game hold percentage as the Taj and the Marina. The scheduled opening of the Rainforest Café will add a fresh new look to the Boardwalk entrance. Like our sister properties, the Plaza is migrating toward a 100% cashless slot product.”

Trump Marina reported net revenues of $58.2 million for the quarter ended March 31, 2004, compared to $58.5 million for the quarter ended March 31, 2003. Income from operations for the quarter ended March 31, 2004 was $4.0 million, compared to $2.6 million for the quarter ended March 31, 2003. EBITDA was $9.8 million for the quarter ended March 31, 2004, compared to $8.2 million for the quarter ended March 31, 2003. Mr. Brown commented, “Our marketing programs at the Marina and the opening of the return ramp from the Borgata have helped the property show a year-over-year increase in operating income and EBITDA despite the decrease in table game hold percentage.”

Trump Indiana reported net revenues of $37.4 million for the quarter ended March 31, 2004, compared to $30.8 million for the quarter ended March 31, 2003. Income from operations for the quarter ended March 31, 2004 was $5.5 million, compared to $4.1 million for the quarter ended March 31, 2003. EBITDA was $8.9 million for the quarter ended March 31, 2004, compared to $7.6 million for the quarter ended March 31, 2003. Mr. Brown commented, “Our targeted marketing programs and the introduction of poker have helped drive higher revenues, operating income and EBITDA.” The ongoing dispute over the deductibility of Indiana gaming taxes for state income tax purposes has resulted in an initial judgment by the Indiana tax court in favor of the Indiana Department of Revenue on this matter against another Indiana gaming company. The Company has estimated its obligation will be $19.1 million to cover the assessment of taxes and interest for the period beginning with the commencement of gaming in 1996 through the first quarter 2004 and has recorded a cumulative charge during the quarter ended March 31, 2004. We, along with our industry peers in the Indiana gaming market, intend to continue to vigorously defend our position. It is possible that the Company’s estimates related to this matter may change based upon the ultimate findings of the tax court related to the proposed assessments.

THCR Management Services during the quarter ended March 31, 2004, earned $2.3 million, compared to $1.0 million for the quarter ended March 31, 2003, in management fees under its five-year management agreement with the Twenty-Nine Palms Band of Luiseno Mission Indians of California for Trump 29 Casino and incurred $0.1 million in associated general and administrative costs for each of the quarters ended March 31, 2004 and March 31, 2003. Mr. Brown said, “Our higher management fee is reflective of the higher operating results at Trump 29 resulting from our successful marketing programs which have increased our customer base.”

For the quarter ended March 31, 2004, Trump Atlantic City Associates (“TACA”) reported combined net revenues of Trump Plaza and Trump Taj Mahal of $178.3 million, compared to net revenues of $188.5 million for the quarter ended March 31, 2003. Income from operations for the quarter ended March 31, 2004 was $16.6 million, compared to $23.2 million for the quarter ended March 31, 2003. EBITDA was $35.8 million for the quarter ended March 31, 2004, compared to $40.1 million for the quarter ended March 31, 2003. TACA anticipates making the next interest payment on its 11 1/4% First Mortgage Notes due 2006 before May 30, 2004, as permitted by the indentures governing such indebtedness.

For the quarter ended March 31, 2004, Trump Casino Holdings, LLC (“TCH”) reported combined net revenues of Trump Marina and Trump Indiana and for Trump 29 of $97.9 million, compared to net revenues of $90.3 million for the quarter ended March 31, 2003. Income from operations for the quarter ended March 31, 2004 was $12.9 million, compared to $7.3 million for the quarter ended March 31, 2003. EBITDA was $20.9 million for the quarter ended March 31, 2004, compared to $16.7 million for the quarter ended March 31, 2003.

About Our Company:

THCR is a leading gaming company that owns and operates four properties and manages one property under the Trump brand name. THCR’s owned assets include Trump Taj Mahal Casino Resort and Trump Plaza Hotel and Casino, located on the Boardwalk in Atlantic City, New Jersey, Trump Marina Hotel Casino, located in Atlantic City’s Marina District, and the Trump Casino Hotel, a riverboat casino located in Gary, Indiana. In addition, the Company manages Trump 29 Casino, a Native American owned facility located near Palms Springs, California. Together, the properties comprise approximately 451,280 square feet of gaming space and 3,180 hotel rooms and suites. The Company is the sole vehicle through which Donald J. Trump conducts gaming activities and strives to provide customers with outstanding casino resort and entertainment experiences consistent with the Donald J. Trump standard of excellence. THCR is separate and distinct from Mr. Trump’s real estate and other holdings.

PSLRA Safe Harbor for Forward-Looking Statements

and Additional Available Information

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

All statements, trend analysis and other information contained in this release relative to THCR’s or its subsidiaries’ performance, trends in THCR’s or its subsidiaries’ operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “could” and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of THCR, THCR notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies (including those pertaining to the currently proposed restructuring), all of which are difficult or impossible to predict and many of which are beyond the control of THCR. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements in this release reflect the opinion of the Company’s management as of the date of this release. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the Company. This Company does not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of THCR are subject to substantial risks, including, but not limited to risks relating to liquidity and cash flows, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by THCR or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

Additional information concerning the potential risk factors that could affect the Company’s future performance are described from time to time in the Company’s periodic reports filed with the SEC, including, but not limited to, the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the SEC’s website, www.sec.gov, or on the Company’s website, www.trump.com.

###

TRUMP HOTELS & CASINO RESORTS, INC.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except share data)

	3 MONTHS
	31-Mar-04	31-Mar-03
REVENUES
CASINO	$290,699	$293,708
ROOMS	17,277	17,915
FOOD & BEVERAGE	28,774	28,693
MANAGEMENT FEE	2,285	964
OTHER	9,203	7,573
PROMOTIONAL ALLOWANCES	(72,033)	(70,079)

NET REVENUES	$276,205	$278,774

COSTS & EXPENSES
GAMING	$138,107	$140,716
ROOMS	6,864	7,436
FOOD & BEVERAGE	9,876	10,232
GENERAL & ADMIN	64,665	63,632

TOTAL EXPENSES	$219,512	$222,016

EBITDA (a)	$56,693	$56,758
Less:
CRDA	1,077	1,429
DEPRECIATION & AMORTIZATION	25,476	22,686
CORPORATE EXPENSES	2,294	2,719
DEBT RENEGOTIATION COSTS	—	2,628

INCOME FROM OPERATIONS	$27,846	$27,296

INTEREST INCOME	(85)	(633)
INTEREST EXPENSE	55,948	58,053
GAIN ON DEBT RETIREMENT, NET ( b)	—	(2,892)
OTHER NON-OPERATING (INCOME)EXPENSE, NET	(39)	20

TOTAL NON-OPERATING EXPENSE, NET	$55,824	$54,548

INCOME(LOSS) BEFORE LOSS IN JOINT VENTURE,	$(27,978)	$(27,252)
INCOME TAXES & MINORITY INTEREST
LOSS IN JOINT VENTURE	(613)	(615)
PROVISION FOR INCOME TAXES (c )	(20,199)	(1,159)

INCOME(LOSS) BEFORE MINORITY INTEREST	$(48,790)	$(29,026)
MINORITY INTEREST (d)	—	5,061

NET LOSS	$(48,790)	$(23,965)

WEIGHTED AVERAGE # SHARES-BASIC	29,904,764	22,010,027

WEIGHTED AVERAGE # SHARES-DILUTED	29,904,764	22,010,027

BASIC AND DILUTED EARNINGS(LOSS) PER SHARE	$(1.63)	$(1.09)

Note:	Certain prior year reclassifications have been made to conform to current year presentation.
(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

Corporate expenses include administrative expenses associated with the operation of THCR Holdings and lobbying and developmental costs in other gaming jurisdictions. Debt renegotiation costs include the costs associated with debt refinancing no longer pursued and transactional fees earned upon the successful completion of debt refinancing in 2003.

(b)	Includes a net gain of $10.4 million of theTrump Marina PIK Notes and First Mortgage Notes, which is offset by the $2.8 million call premium on the retirement of THCR Holdings 15.5% Senior Notes, Trump Indiana’s interest rate swap of approximately $.9 million and unamortized loan costs of approximately $3.8 million. All of these transactions occurred on March 25, 2003 in connection with the Company’s issuance of Priority Mortgage Notes and the related use of proceeds.
(c)	Represents New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002 and the New Jersey Profits Tax passed in July 2003. 2004 includes $19.1 million due to Indiana state waging tax add back adjustment, as a result of a ruling in the Indiana tax court for the period from commencement of operations in June 1996 through the quarter ended March 31, 2004.
(d)	Minority interest credit is limited to the Balance Sheet amount at December 31, 2002.

TRUMP ATLANTIC CITY ASSOCIATES

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands)

	3 MONTHS
	31-Mar-04	31-Mar-03
REVENUES
CASINO	$190,154	$198,663
ROOMS	12,504	13,073
FOOD & BEVERAGE	21,023	21,038
OTHER	6,575	5,579
PROMOTIONAL ALLOWANCES	(51,941)	(49,852)

NET REVENUES	$178,315	$188,501

COSTS & EXPENSES
GAMING	$89,615	$93,889
ROOMS	5,382	6,006
FOOD & BEVERAGE	6,783	7,215
GENERAL & ADMIN	40,699	41,329

TOTAL EXPENSES	$142,479	$148,439

EBITDA (a)	$35,836	$40,062
Less:
CRDA	$816	$1,171
DEPRECIATION & AMORTIZATION	18,217	15,447
CORPORATE EXPENSES	208	201

INCOME FROM OPERATIONS	$16,595	$23,243

INTEREST INCOME	(81)	(223)
INTEREST EXPENSE	38,616	38,642
OTHER NON-OPERATING (INCOME)EXPENSE, NET	(39)	6

TOTAL NON-OPERATING EXPENSE, NET	$38,496	$38,425

INCOME(LOSS) BEFORE INCOME TAXES	(21,901)	(15,182)
PROVISION FOR INCOME TAXES (b)	(1,003)	(859)

NET LOSS	$(22,904)	$(16,041)

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

(b)	Represents New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002 and the New Jersey Profits Tax passed in July 2003.

TRUMP CASINO HOLDINGS, LLC

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands)

	3 MONTHS
	31-Mar-04	31-Mar-03
REVENUES
CASINO	$100,545	$95,045
ROOMS	4,773	4,842
FOOD & BEVERAGE	7,751	7,655
MANAGEMENT FEE	2,285	964
OTHER	2,628	1,994
PROMOTIONAL ALLOWANCES	(20,092)	(20,227)

NET REVENUES	$97,890	$90,273

COSTS & EXPENSES
GAMING	$48,492	$46,827
ROOMS	1,482	1,430
FOOD & BEVERAGE	3,093	3,017
GENERAL & ADMIN	23,966	22,303

TOTAL EXPENSES	$77,033	$73,577

EBITDA (a)	$20,857	$16,696
Less:
CRDA	261	258
DEPRECIATION & AMORTIZATION	7,252	7,233
CORPORATE EXPENSES	414	1,513
DEBT RENEGOTIATION COSTS	—	378

INCOME FROM OPERATIONS	$12,930	$7,314

INTEREST INCOME	(3)	(401)
INTEREST EXPENSE	17,332	21,160
GAIN ON DEBT RETIREMENT, NET (b )	—	(7,931)
OTHER NON-OPERATING EXPENSE	—	14

TOTAL NON-OPERATING EXPENSE, NET	$17,329	$12,842

INCOME(LOSS) BEFORE LOSS IN JOINT VENTURE & INCOME TAXES	(4,399)	(5,528)
LOSS IN JOINT VENTURE	(613)	(615)
PROVISION FOR INCOME TAXES (c )	(19,196)	(300)

NET LOSS	$(24,208)	$(6,443)

Note:	Certain prior year reclassifications have been made to conform to current year presentation.
(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

(b)	Includes a net gain of $10.4 million of the Trump Marina PIK Notes and First Mortgage Notes, which is offset by Trump Indiana’s interest rate swap of approximately $.9 million and unamortized loan costs of approximately $1.6 million.

All of these transactions occurred on March 25, 2003 in connection with the Company’s issuance of Priority Mortgage Notes and the related use of proceeds.

(c)	Represents New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002 and the New Jersey Profits Tax passed in July 2003. 2004 includes $19.1 million due to Indiana state waging tax add back adjustment, as a result of a ruling in the Indiana tax court for the period from commencement of operations in June 1996 through the quarter ended March 31, 2004.

TRUMP TAJ MAHAL ASSOCIATES

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS
	31-Mar-04	31-Mar-03
REVENUES
CASINO	$117,723	$123,232

# of Slots	4,368	4,842
Win per Slot/Day	$193	$180
Slot Win	$76,785	$78,226

# of Tables	127	126
Win per Table/Day	$3,052	$3,517
Table Win	$35,272	$39,887
Table Drop	$206,029	$223,710
Hold %	17.1%	17.8%

Poker, Keno, Race Win	$5,666	$5,119

ROOMS	$7,220	$7,653
# of Rooms Sold	102,190	103,833
Avg Room Rates	$70.65	$73.70
Occupancy %	89.8%	92.3%

FOOD & BEVERAGE	$12,578	$12,829
OTHER	4,660	3,595
PROMOTIONAL ALLOWANCES	(29,454)	(28,774)

NET REVENUES	$112,727	$118,535

COSTS & EXPENSES
GAMING	$54,665	$57,158
ROOMS	3,275	3,740
FOOD & BEVERAGE	4,164	4,687
GENERAL & ADMIN	25,535	25,763

TOTAL EXPENSES	$87,639	$91,348

EBITDA (a)	$25,088	$27,187

A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA	$25,088	$27,187
Depreciation and amortization	(12,490)	(10,359)
Non-cash write-downs and charges related to required regulatory obligations (CRDA)	(496)	(850)

Income from operations	$12,102	$15,978

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

TRUMP PLAZA ASSOCIATES

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS
	31-Mar-04	31-Mar-03
REVENUES
CASINO	$72,431	$75,431

# of Slots	2,837	2,962
Win per Slot/Day	$202	$198
Slot Win	$52,079	$52,819

# of Tables	91	90
Win per Table/Day	$2,458	$2,792
Table Win	$20,352	$22,612
Table Drop	$135,918	$143,924
Hold %	15.0%	15.7%

ROOMS	$5,284	$5,420
# of Rooms Sold	70,260	71,499
Room Rates	$75.31	$75.95
Occupancy %	85.4%	87.9%

FOOD & BEVERAGE	$8,445	$8,209
OTHER	1,915	1,984
PROMOTIONAL ALLOWANCES	(22,487)	(21,078)

NET REVENUES	$65,588	$69,966

COSTS & EXPENSES
GAMING	$34,950	$36,731
ROOMS	2,107	2,266
FOOD & BEVERAGE	2,619	2,528
GENERAL & ADMIN	15,164	15,566

TOTAL EXPENSES	$54,840	$57,091

EBITDA (a)	$10,748	$12,875

A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA	$10,748	$12,875
Depreciation and amortization	(5,727)	(5,088)
Non-cash write-downs and charges related to required regulatory obligations(CRDA)	(320)	(321)
Corporate charges	(175)	(180)

Income from operations	$4,526	$7,286

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

TRUMP MARINA ASSOCIATES

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS
	31-Mar-04	31-Mar-03
REVENUES
CASINO	$62,069	$62,220

# of Slots	2,501	2,510
Win per Slot/Day	$214	$211
Slot Win	$48,624	$47,690

# of Tables	75	81
Win per Table/Day	$1,952	$1,973
Table Win	$13,320	$14,386
Table Drop	$82,568	$85,666
Hold %	16.1%	16.8%

Poker, Keno, Race Win	$125	$144

ROOMS	$4,045	$4,112
# of Rooms Sold	51,075	55,687
Avg Room Rates	$79.20	$73.84
Occupancy%	77.1%	85.0%

FOOD & BEVERAGE	$6,920	$6,960
OTHER	2,156	1,578
PROMOTIONAL ALLOWANCES	(16,961)	(16,347)

NET REVENUES	$58,229	$58,523

COSTS & EXPENSES
GAMING	$29,473	$30,485
ROOMS	989	955
FOOD & BEVERAGE	1,898	1,952
GENERAL & ADMIN	16,099	16,901

TOTAL EXPENSES	$48,459	$50,293

EBITDA (a)	$9,770	$8,230

A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA	$9,770	$8,230
Depreciation and amortization	(5,523)	(5,395)
Non-cash write-downs and charges related to required regulatory obligations	(261)	(258)
Debt renegotiation costs	—	47

Income from operations	$3,986	$2,624

Note: Certain prior year reclassifications have been made to conform to current year presentation.

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

TRUMP INDIANA, INC.

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS
	31-Mar-04	31-Mar-03
REVENUES
CASINO	$38,476	$32,825

# of Slots	1,663	1,728
Win per Slot/Day	$214	$181
Slot Win	$32,344	$28,182

# of Tables	42	46
Win per Table/Day	$1,308	$1,121
Table Win	$5,001	$4,643
Table Drop	$33,879	$27,857
Hold %	14.8%	16.7%

Poker (Start 12/16/03)	$1,131	N/A

ROOMS	$728	$730
# of Rooms Sold	12,752	13,320
Avg Room Rates	$57.00	$55.00
Occupancy %	46.7%	49.3%

FOOD & BEVERAGE	$831	$695
OTHER	472	416
PROMOTIONAL ALLOWANCES	(3,131)	(3,880)

NET REVENUES	$37,376	$30,786

COSTS & EXPENSES
GAMING	$19,019	$16,342
ROOMS	493	475
FOOD & BEVERAGE	1,195	1,065
GENERAL & ADMIN	7,812	5,293

TOTAL EXPENSES	$28,519	$23,175

EBITDA (a)	$8,857	$7,611

A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA	$8,857	$7,611
Depreciation and amortization	(1,729)	(1,838)
Management and services agreement	(1,601)	(1,650)

Income from operations	$5,527	$4,123

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization, valuation allowances on casino reinvestment obligations, corporate expenses and debt renegotiation costs) is a measure of financial performance commonly used in the casino hotel industry.

We provide EBITDA results to enhance an investor’s understanding of our operating results.

EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance.

All companies do not calculate EBITDA in the same manner; accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

TRUMP HOTELS & CASINO RESORTS, INC.

Supplemental Information

(Unaudited)

(In thousands)

	3 MONTHS
	31-Mar-04	31-Mar-03
CRDA WRITE-DOWN
TAJ	$496	$850
PLAZA	320	321
MARINA	261	258

TOTAL CRDA WRITE-DOWN	$1,077	$1,429

DEPRECIATION & AMORTIZATION
TAJ	$12,490	$10,359
PLAZA	5,727	5,088
THCR HOLDINGS	7	6
MARINA	5,523	5,395
INDIANA	1,729	1,838

TOTAL DEPRECIATION/AMORT	$25,476	$22,686

INTEREST EXPENSE
TAJ	$24,603	$24,553
PLAZA	14,013	14,089
THCR HOLDINGS	—	4,477
TRUMP CASINO HOLDINGS	4,242	299
MARINA	10,968	13,857
INDIANA	2,122	537
THCR MGMT	—	241

TOTAL INTEREST EXPENSE	$55,948	$58,053

LOAN COST AMORT/BOND DISC INCL INT EXP
TAJ	$581	$651
PLAZA	382	428
THCR HOLDINGS	—	192
TRUMP CASINO HOLDINGS	729	38
MARINA	500	2,091
INDIANA	95	90
THCR MGMT	—	223

TOTAL LOAN COST AMORT/BOND DISC	$2,287	$3,713

TRUMP HOTELS & CASINO RESORTS, INC.

Supplemental Information

(Unaudited)

(In thousands)

	31-Mar-04	31-Mar-03
Cash & Cash Equivalents
Trump Atlantic City Consolidated	$91.4	$106.9
Trump Casino Holdings Consolidated	32.8	32.0
Trump Hotels & Casino Resorts Holdings, L.P.	0.1	2.8

Total Cash & Cash Equivalents	$124.3	$141.7

Capital Expenditures (in thousands)	Purchase of Property & Equipment	Capital Lease/ Financed Additions	Total Capital Expenditures
For the Three Months Ended March 31, 2004
TAJ	$2,981	$11,786	$14,767
PLAZA	1,558	4,573	6,131
MARINA	898	4,752	5,650
INDIANA	1,085	—	1,085
THCR HOLDINGS	29	—	29

TOTAL	$6,551	$21,111	$27,662

For the Three Months Ended March 31, 2003
TAJ	$5,525	$—	$5,525
PLAZA	887	1,760	2,647
MARINA	1,156	—	1,156
INDIANA	1,705	—	1,705
THCR HOLDINGS	5	—	5

TOTAL	$9,278	$1,760	$11,038